Exhibit 31.1
CERTIFICATION BY CHIEF EXECUTIVE OFFICER
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
     I, Martin J. Emerson, certify that:
     1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of American Medical Systems Holdings, Inc.; and
     2. Based on my knowledge, this Amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment.

Date: June 19, 2006	By:	/s/ MARTIN J. EMERSON

Martin J. Emerson
Title: President and Chief Executive Officer